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Huntington Rotating Index Fund
   Huntington VA Funds

   Huntington VA Rotating Index Fund


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Supplement dated FEBRUARY 10, 2003, to the prospectuses dated
May 1, 2002

     The Huntington Rotating Index Fund and the Huntington VA Rotating Index Fund currently seek to approximate the returns of the broad-based equity market index determined by the Funds' Investment Adviser to be the most favorable in a given market environment. At meetings held on January 29, 2003, the Boards of Trustees of the respective Funds have approved a change in each Fund's fundamental investment objective to one of seeking to rotate investments among equity market segments (small-cap, mid-cap, large-cap and international) as determined by the Funds' investment adviser to offer the greatest potential for capital appreciation in a given market environment.

     In addition, each Board approved elimination of the respective Funds' fundamental policy of investing at least 80% of its total assets directly, or indirectly through index-based securities, in stocks comprising the broad-based equity index that the Fund's investment adviser has chosen to emulate. The Boards have voted to replace it with a non-fundamental policy of investing at least 80% of its assets directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment chosen by the Fund's investment adviser.

     Implementation of these changes are subject to approval of each Fund's shareholders at a meeting that is proposed to be held on or about April 17, 2003. A proxy statement containing required information is being filed for review with the staff of the Securities and Exchange Commission in order to solicit the vote of shareholders. A proxy statement will be sent to such record shareholders by subsequent mailing. This supplement is to notify you of the proposed change and the forthcoming proxy solicitation. If approved as proposed, the change will be implemented effective with the update of the Fund's prospectus on or about May 1, 2003.

     Also, if shareholders approve the change to the investment objective, the names of the respective Funds will be changed to the "Huntington Rotating Markets Fund" and the "Huntington VA Rotating Markets Fund."


        Shareholders should retain this supplement for future reference.

28219 (2/03)